                                                                    Exhibit 99.1
                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:      7/1/2003
COLLECTION PERIOD ENDING:        7/31/2003
PREV. DISTRIBUTION/CLOSE DATE:   7/14/2003
DISTRIBUTION DATE:               8/12/2003
DAYS OF INTEREST FOR PERIOD:            29
DAYS OF COLLECTION PERIOD               31
MONTHS SEASONED:                        12

                                                              ORIGINAL
PURCHASES           UNITS    CUT-OFF DATE   CLOSING DATE    POOL BALANCE
--------------------------------------------------------------------------------
INITIAL PURCHASE    57,520      7/31/2002      8/21/2002   879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                   -------------------------------------------------------------
TOTAL               57,520                                 879,123,207.32

--------------------------------------------------------------------------------
I.       ORIGINAL DEAL PARAMETERS
--------------------------------------------------------------------------------

                                   DOLLAR AMOUNT      # OF CONTRACTS
         Original Portfolio :      $ 879,123,207.32           57,520

                                                                       LEGAL FINAL
         Original Securities:      DOLLAR AMOUNT          COUPON         MATURITY
            Class A-1 Notes        $ 202,000,000.00          1.72313%    9/12/2003
            Class A-2 Notes          231,000,000.00          1.99000%    1/12/2006
            Class A-3 Notes          187,000,000.00          2.62000%    2/12/2007
            Class A-4 Notes          206,374,000.00          3.24000%    8/12/2009
            Class B Notes             52,749,207.32          8.00000%    8/12/2009
                                   ----------------
               Total               $ 879,123,207.32


--------------------------------------------------------------------------------
II.      COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------

    (1)  Beginning of period Aggregate Principal Balance                                                   (1)  663,816,072.70
                                                                                                              ----------------

    (2)  Subsequent Receivables Added                                                                      (2)           --
                                                                                                              ----------------

         Monthly Principal Amounts

         (3)   Principal Portion of Scheduled Payments Received                     (3)    8,845,871.75
                                                                                       ----------------
         (4)   Principal Portion of Prepayments Received                            (4)    9,235,746.54
                                                                                       ----------------
         (5)   Principal Portion of Liquidated Receivables                          (5)    7,528,063.46
                                                                                       ----------------
         (6)   Aggregate Amount of Cram Down Losses                                 (6)           --
                                                                                       ----------------
         (7)   Other Receivables adjustments                                        (7)           --
                                                                                        ---------------
         (8)   Total Principal Distributable Amounts                                                       (8)   25,609,681.75
                                                                                                              ----------------

    (9)        End of Period Aggregate Principal Balance                                                   (9)  638,206,390.95
                                                                                                              ================

   (10)        Pool Factor  (Line 9 / Original Pool Balance)                                              (10)        72.5958%
                                                                                                              ================

--------------------------------------------------------------------------------
III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:
--------------------------------------------------------------------------------

                                                               CLASS A-1       CLASS A-2       CLASS A-3
                                                               ---------       ---------       ---------
   (11)  Original Note Balance                              $ 202,000,000.00  231,000,000.00  187,000,000.00
                                                            ----------------  --------------  --------------
   (12)  Beginning of period Note Balance                                  -  190,784,143.98  187,000,000.00
                                                            ----------------  --------------  --------------
   (13)  Noteholders' Principal Distributable Amount                       -   22,536,519.94               -
   (14)  Class A Noteholders' Accelerated Principal Amount                 -               -               -
   (15)  Class A Noteholders' Principal Carryover Amount                   -               -               -
   (16)  Policy Claim Amount                                               -               -               -
                                                            ------------------------------------------------
   (17)  End of period Note Balance                                        -  168,247,624.04  187,000,000.00
                                                            ================================================
   (18)  Note Pool Factors  (Line 17 / Line 11)                      0.0000%        72.8345%       100.0000%

                                                               CLASS A-4      CLASS B            TOTAL
                                                               ---------      -------            -----
   (11)  Original Note Balance                              206,374,000.00  52,749,207.32  $ 879,123,207.32
                                                            ----------------  --------------  --------------
   (12)  Beginning of period Note Balance                   206,374,000.00  14,303,063.65    598,461,207.63
                                                            ----------------  --------------  --------------
   (13)  Noteholders' Principal Distributable Amount                     -   5,586,876.08     28,123,396.02
   (14)  Class A Noteholders' Accelerated Principal Amount               -                                -
   (15)  Class A Noteholders' Principal Carryover Amount                 -                                -
   (16)  Policy Claim Amount                                             -                                -
                                                            -----------------------------------------------
   (17)  End of period Note Balance                         206,374,000.00   8,716,187.57    570,337,811.61
                                                            ===============================================
   (18)  Note Pool Factors  (Line 17 / Line 11)                  100.0000%       16.5238%          64.8758%

                                                                             Class A-1
                                                                             ---------
   (19)  Class A Noteholders' Ending Note Balance                          561,621,624.04

   (20)  Class B Noteholders' Ending Note Balance                            8,716,187.57

   (21)  Class A Noteholders' Beginning Note Balance                       584,158,143.98

   (22)  Class B Noteholders' Beginning Note Balance                        14,303,063.65

   (23)  Total Noteholders Principal Distribution for Collection Period     28,123,396.02

   (24)  Total Noteholders Interest Distribution for Collection Period       1,377,230.60

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

--------------------------------------------------------------------------------
IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
--------------------------------------------------------------------------------

   (25)  Total Monthly Principal Collection Amounts                                                       (25)   25,609,681.75
                                                                                                              ----------------
   (26)  Required Pro Forma Class A Note Balance (88% x Line 9)                    (26)  561,621,624.04
                                                                                       ----------------
   (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)                         (27)  558,548,462.23
                                                                                       ----------------
   (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))                        (28)    3,073,161.81           3,073,161.81
                                                                                       ----------------       ----------------
   (29)  Principal Distribution Amount (Line 25 - Line 28)                                                (29)   22,536,519.94
                                                                                                              ================


--------------------------------------------------------------------------------
V.       RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------
         AVAILABLE FUNDS

         (30)  Interest Collections                                                (30)    9,470,491.68
                                                                                       ----------------
         (31)  Repurchased Loan Proceeds Related to Interest                       (31)           --
                                                                                       ----------------
         (32)  Principal Collections                                               (32)    8,845,871.75
                                                                                       ----------------
         (33)  Prepayments in Full                                                 (33)    9,235,746.54
                                                                                       ----------------
         (34)  Prepayments in Full Due to Administrative Repurchases               (34)           --
                                                                                       ----------------
         (35)  Repurchased Loan Proceeds Related to Principal                      (35)           --
                                                                                       ----------------
         (36)  Collection of Supplemental Servicing - Extension and Late Fees      (36)      229,822.85
                                                                                       ----------------
         (37)  Collection of Supplemental Servicing - Repo and Recovery
               Fees Advanced                                                       (37)           --
                                                                                       ----------------
         (38)  Liquidation Proceeds                                                (38)    2,372,790.00
                                                                                       ----------------
         (39)  Recoveries from Prior Month Charge-Offs                             (39)      350,855.78
                                                                                       ----------------
         (40)  Investment Earnings - Collection Account                            (40)       16,323.70
                                                                                       ----------------
         (41)  Investment Earnings - Spread Account                                (41)       16,404.87
                                                                                       ----------------
         (42)  Total Available Funds                                                                      (42)   30,538,307.17
                                                                                                              ----------------
         DISTRIBUTIONS:

         (43)  Base Servicing Fee - to Servicer                                    (43)    1,244,655.14
                                                                                       ----------------
         (44)  Supplemental Servicing Fee - to Servicer                            (44)      450,421.87
                                                                                       ----------------
         (45)  Indenture Trustee Fees                                              (45)          250.00
                                                                                       ----------------
         (46)  Owner Trustee Fees                                                  (46)        3,000.00
                                                                                       ----------------
         (47)  Backup Servicer Fees                                                (47)           --
                                                                                       ----------------

         NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                           BEGINNING    INTEREST  INTEREST        DAYS   CALCULATED
                 CLASS    NOTE BALANCE  CARRYOVER   RATE   DAYS  BASIS   INTEREST
               --------------------------------------------------------------------
                                                                Act.Days
         (48)  Class A-1          --        --    1.72313%  29  /360          --                          (48)           --
                                                                                                          --------------------
         (49)  Class A-2 190,784,143.98     --    1.99000%  30  30/360   316,383.71                       (49)      316,383.71
                                                                                                          --------------------
         (50)  Class A-3 187,000,000.00     --    2.62000%  30  30/360   408,283.33                       (50)      408,283.33
                                                                                                          --------------------
         (51)  Class A-4 206,374,000.00     --    3.24000%  30  30/360   557,209.80                       (51)      557,209.80
                                                                                                          --------------------
         (52)   Class B   14,303,063.65     --    8.00000%  30  30/360    95,353.76                       (52)       95,353.76
               --------------------------------------------------------------------                       --------------------

         NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                                                           MANDATORY
                           PRINCIPAL   PRINCIPAL  EXCESS     NOTE             TOTAL
                 CLASS   DISTRIBUTION  CARRYOVER PRIN. DUE PREPAYMENT       PRINCIPAL
               ------------------------------------------------------------------------
         (53)  Class A-1         --        --        --         --    --          --        (53)               --
                                                                                               --------------------
         (54)  Class A-2 22,536,519.94     --        --         --    --  22,536,519.94     (54)       22,536,519.94
                                                                                               --------------------
         (55)  Class A-3         --        --        --         --    --          --        (55)               --
                                                                                               --------------------
         (56)  Class A-4         --        --        --         --    --          --        (56)               --
                                                                                               --------------------
         (57)   Class B          --        --        --         --    --         - -        (57)               --
               ------------------------------------------------------------------------        --------------------

         (58)  Insurer Premiums - to AMBAC                                         (58)      107,644.00
                                                                                       ----------------
         (59)  Total Distributions                                                                        (59)   25,719,721.55
                                                                                                              ----------------
   (60)  Excess Available Funds (or Premium Claim Amount)                                                 (60)    4,818,585.62
                                                                                                              ----------------
   (61)  Deposit to Spread Account to Increase to Required Level                                          (61)           --
                                                                                                              ----------------
   (62)  Amount available for Noteholders' Accelerated Principle Amount                                   (62)           --
                                                                                                              ----------------
   (63)  Amount available for Deposit into the Note Distribution Account                                  (63)    4,818,585.62
                                                                                                              ----------------

--------------------------------------------------------------------------------
VI.      CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:
--------------------------------------------------------------------------------

   (64)  Excess Available Funds After Amount to Increase Spread to Required Level
         (Line 60 - Line 61)                                                       (64)    4,818,585.62
                                                                                       ----------------
   (65)  Spread Account Balance in Excess of Required Spread Balance               (65)      768,290.45
                                                                                       ----------------
   (66)  Total Excess Funds Available                                              (66)    5,586,876.08
                                                                                       ----------------
   (67)  Pro Forma Class A Note Balance (Line 21 - Line 8)                         (67)  558,548,462.23
                                                                                       ----------------
   (68)  Required Pro Forma Class A Note Balance (88% x Line 9)                    (68)  561,621,624.04
                                                                                       ----------------
   (69)  Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)     (69)           --
                                                                                       ----------------
   (70)  Lesser of (Line 68) or (Line 69)                                          (70)           --
                                                                                       ----------------
   (71)  Accelerated Principal Amount (Lesser of Line 66 or 70)                                           (71)           --
                                                                                                              ----------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------
      VII. RECONCILIATION OF SPREAD ACCOUNT:             INITIAL DEPOSIT                                           TOTAL
------------------------------------------------------------------------------------------------------------------------------
   (72)  INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS     26,373,696.22                                        26,373,696.22
------------------------------------------------------------------------------------------------------------------------------

   (73)  BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                       (73)   19,914,482.18
         ADDITIONS TO SPREAD ACCOUNT                                                                          ----------------

         (74)  Deposit from Collection Account (Line 61)                           (74)           --
                                                                                       ----------------
         (75)  Investments Earnings                                                (75)       16,404.87
                                                                                       ----------------
         (76)  Deposits Related to Subsequent Receivables Purchases                (76)           --
                                                                                       ----------------
         (77)  Total Additions                                                                            (77)       16,404.87
                                                                                                              ----------------
               SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                           (78)   19,930,887.05
               AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                          ----------------

         (79)  3% of the Ending Pool Balance (3% x Line 9)                         (79)   19,146,191.73
                                                                                       ----------------

         (80)  Floor Amount (1.5% of Original Pool Balance)   13,186,848.11
                                                              --------------
                                                                                   (80)           --
                                                                                       ----------------

         (81)  If a Spread Cap Event exists then 6%
               of the Ending Pool Balance                                --        (81)           --
                                                                                       ----------------
         (82)  If a Trigger Event exists then an
               unlimited amount as determined
               by the Controlling Party                                            (82)           --
                                                                                       ----------------
         (83)  Spread Account Requirement                                                                 (83)   19,146,191.73
                                                                                                              ----------------


               WITHDRAWALS FROM SPREAD ACCOUNT

         (84)  Withdrawal pursuant to Section 5.1(b) (Transfer Investment
               Earnings to the Collection Account)                                 (84)       16,404.87
                                                                                       ----------------
         (85)  Withdrawal pursuant to Section 5.7(Spread Account Draw Amount)      (85)           --
                                                                                       ----------------
         (86)  Withdrawal pursuant to Section 5.7(b)(x)
               (Unpaid amounts owed to the Insurer)                                (86)           --
                                                                                       ----------------
         (87)  Withdrawal pursuant to Section 5.7(b)(xiii)
               (Other unpaid amounts owed to the Insurer)                          (87)           --
                                                                                       ----------------
         (88)  Withdrawal pursuant to Section 5.7(b)(xiv) (Note Distribution
               Account - Class A Noteholders' Accelerated Principal Amount)        (88)           --
                                                                                       ----------------
         (89)  Withdrawal pursuant to Section 5.7(b)(xv) (Note Distribution
               Account - Class B Noteholders' Principal)                           (89)      768,290.45
                                                                                       ----------------
         (90)  Total Withdrawals                                                   (90)      784,695.32
                                                                                       ----------------
                                                                                                          (91)      784,695.32
                                                                                                              ----------------
               END OF PERIOD SPREAD ACCOUNT BALANCE                                                       (92)   19,146,191.73
                                                                                                              ----------------

--------------------------------------------------------------------------------
VIII.    CALCULATION OF OC LEVEL AND OC PERCENTAGE
--------------------------------------------------------------------------------

         (93)  Aggregate Principal Balance                                         (93)  638,206,390.95
                                                                                       ----------------
         (94)  End of Period Class A Note Balance                                  (94)  561,621,624.04
                                                                                       ----------------
         (95)  Line 93 less Line 94                                                (95)   76,584,766.91
                                                                                       ----------------
         (96)  OC Level (Line 95 / Line 93)                                        (96)          12.00%
                                                                                       ----------------
         (97)  Ending Spread Balance as of a percentage of Aggregate Principal
               Balance (Line 92 / Line 93)                                         (97)           3.00%
                                                                                       ----------------
         (98)  OC Percentage (Line 96 + Line 97)                                                          (98)          15.00%
                                                                                                              ----------------

--------------------------------------------------------------------------------
IX.      AMOUNTS DUE TO CERTIFICATEHOLDER
--------------------------------------------------------------------------------

         (99)  Beginning of Period Class B Noteholder Balance                                             (99)   14,303,063.65
         (100) Funds Available to the Class B Noteholder                                                  (100)   5,586,876.08
         (101) Remaining Balance to the Certificateholder                                                 (101)          --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com






By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    4-Aug-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.


COLLECTION PERIOD BEGINNING:     07/01/2003
COLLECTION PERIOD ENDING:        07/31/2003
PREV. DISTRIBUTION/CLOSE DATE:   07/14/2003
DISTRIBUTION DATE:               08/12/2003
DAYS OF INTEREST FOR PERIOD:             29
DAYS IN COLLECTION PERIOD:               31
MONTHS SEASONED:                         12

Original Pool Balance                                            $879,123,207.32

Beginning of Period Pool Balance                                  663,816,072.70
Principal Reduction during preceding Collection Period             25,609,681.75
End of Period Pool Balance                                       $638,206,390.95


---------------------------------------------------------------------------------------------------------------
I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:          Class A-1           Class A-2        Class A-3
---------------------------------------------------------------------------------------------------------------
   (1)   Original Note Balance                            (1) $202,000,000.00  $231,000,000.00  $187,000,000.00
                                                          -----------------------------------------------------
   (2)   Beginning of Period Note Balance                 (2)            0.00   190,784,143.98   187,000,000.00

   (3)   Note Principal Payments                          (3)            0.00    22,536,519.94             0.00

   (4)   Preliminary End of period Note Balance           (4)            0.00   168,247,624.04   187,000,000.00
                                                          -----------------------------------------------------
   (5)   Policy Claim Amount                              (5)            0.00             0.00             0.00

   (6)   End of period Note Balance                       (6)            0.00   168,247,624.04   187,000,000.00
                                                          =====================================================
   (7)   Note Pool Factors  (6) / (1)                     (7)      0.0000000%      72.8344693%     100.0000000%
                                                          =====================================================

---------------------------------------------------------------------------------------------------------------
I.       COLLECTION PERIOD NOTE BALANCE CALCULATION:          Class A-4            Class B           TOTAL
---------------------------------------------------------------------------------------------------------------
   (1)   Original Note Balance                                $206,374,000.00   $52,749,207.32  $879,123,207.32
                                                          -----------------------------------------------------
   (2)   Beginning of Period Note Balance                      206,374,000.00    14,303,063.65   598,461,207.63

   (3)   Note Principal Payments                                         0.00     5,586,876.08    28,123,396.02

   (4)   Preliminary End of period Note Balance                206,374,000.00     8,716,187.57   570,337,811.61
                                                          -----------------------------------------------------
   (5)   Policy Claim Amount                                             0.00             0.00             0.00

   (6)   End of period Note Balance                            206,374,000.00     8,716,187.57   570,337,811.61
                                                          =====================================================
   (7)   Note Pool Factors  (6) / (1)                            100.0000000%      16.5238266%      64.8757543%
                                                          =====================================================

---------------------------------------------------------------------------------------------------------------
II.      NOTE INTEREST DISTRIBUTION and CARRYOVER AMOUNT      Class A-1           Class A-2        Class A-3
---------------------------------------------------------------------------------------------------------------
   (8)   Note Interest Payments                           (8)            0.00       316,383.71       408,283.33
   (9)   Interest Carryover Amount                        (9)            0.00             0.00             0.00

---------------------------------------------------------------------------------------------------------------
II.      NOTE INTEREST DISTRIBUTION and CARRYOVER AMOUNT       Class A-4            Class B         TOTAL
---------------------------------------------------------------------------------------------------------------
   (8)   Note Interest Payments                                    557,209.80        95,353.76     1,377,230.60
   (9)   Interest Carryover Amount                                       0.00             0.00             0.00

----------------------------------------------------------------------------------------------------------------
III.     DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Class A-1          Class A-2        Class A-3
----------------------------------------------------------------------------------------------------------------
   (10)  Principal Distribution                           (10)          --               97.56             0.00
   (11)  Interest Distribution                            (11)          --                1.66             2.18
                                                          ------------------------------------------------------
   (12)  Total Distribution  (10) + (11)                  (12)          --               99.22             2.18

---------------------------------------------------------------------------------------------------------------
III.     DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           CLASS A-4           CLASS B          TOTAL
---------------------------------------------------------------------------------------------------------------
   (10)  Principal Distribution                                          0.00           105.91           203.47
   (11)  Interest Distribution                                           2.70             6.67            13.21
                                                          -----------------------------------------------------
   (12)  Total Distribution  (10) + (11)                                 2.70           112.58           216.68

--------------------------------------------------------------------------------
IV.      SERVICING FEE PAID TO THE SERVICER
--------------------------------------------------------------------------------

   (13)  Base Servicing Fee Paid for the Prior Collection Period                                $  1,244,655.14
   (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                             450,421.87
                                                                                                ---------------
   (15)  Total Fees Paid to the Servicer                                                        $  1,695,077.01


--------------------------------------------------------------------------------
V.       COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
--------------------------------------------------------------------------------

                                                                                   --------------------------------------
                                                                                   CUMULATIVE                   MONTHLY
                                                                                   --------------------------------------
   (16)  Original Number of Receivables                                        (16)    57,520
                                                                                   --------------------------------------
   (17)  Beginning of period number of Receivables                             (17)    49,087                      49,087
   (18)  Number of Subsequent Receivables Purchased                            (18)         0                           0
   (19)  Number of Receivables becoming Liquidated Receivables during period   (19)     3,744                         559
   (20)  Number of Receivables becoming Purchased Receivables during period    (20)         7                           0
   (21)  Number of Receivables paid off during period                          (21)     5,959                         718
                                                                                   --------------------------------------
   (22)  End of period number of Receivables                                   (22)    47,810                      47,810
                                                                                   --------------------------------------

--------------------------------------------------------------------------------
VI.      STATISTICAL DATA: (CURRENT AND HISTORICAL)
--------------------------------------------------------------------------------

                                                                                   --------------------------------------
                                                                                    ORIGINAL    PREV. MONTH     CURRENT
                                                                                   --------------------------------------
   (23)  Weighted Average APR of the Receivables                               (23)     18.03%         17.99%       17.99%
   (24)  Weighted Average Remaining Term of the Receivables                    (24)      60.3           50.3         49.4
   (25)  Weighted Average Original Term of Receivables                         (25)      64.7           64.9         64.9
   (26)  Average Receivable Balance                                            (26)   $15,284        $13,523      $13,349
   (27)  Aggregate Realized Losses                                             (27)        $0     $4,301,395   $4,804,418
                                                                                   --------------------------------------

--------------------------------------------------------------------------------
VII.     DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------

                                                                                   --------------------------------------
         Receivables with Scheduled Payment delinquent                               Units        Dollars      Percentage
                                                                                   --------------------------------------
   (28)        31-60 days                                                      (28)     2,901    $39,510,136         6.19%
   (29)        61-90 days                                                      (29)       885     11,798,600         1.85%
   (30)        over 90 days                                                    (30)       728      9,652,115         1.51%
                                                                                   --------------------------------------
   (31)        Receivables with Scheduled Payment delinquent more than
               30 days at end of period                                        (31)     4,514    $60,960,852         9.55%
                                                                                   --------------------------------------

--------------------------------------------------------------------------------
VIII.    NET LOSS RATE: (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------

   (32)  Total Net Liquidation Losses for the preceding Collection Period                                 (32)    4,804,417.68
   (33)  Beginning of Period Pool Balance                                                                 (33)  663,816,072.70
   (34)  Net Loss Rate                                                                                    (34)           0.72%

--------------------------------------------------------------------------------
IX.      MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)
--------------------------------------------------------------------------------

   (35)  Aggregate Principal Balance of Receivables extended during the
         preceding collection period                                                                      (35)   11,812,805.78
   (36)  Beginning of Period Pool Balance                                                                 (36)  663,816,072.70
   (37)  Monthly Extension Rate                                                                           (37)           1.78%

--------------------------------------------------------------------------------
X.       PERFORMANCE TESTS:
--------------------------------------------------------------------------------

         Delinquency Rate

         (38)  Receivables with Scheduled Payment delinquent > 60 days at end of
               preceding collection period ( 29 + 30 )                             (38)  $21,450,715.49
                                                                                       ----------------
         (39)  End of period Principal Balance                                     (39)  638,206,390.95
                                                                                       ----------------
         (40)  Delinquency Ratio (38) divided by (39)                                                     (40)           3.36%
                                                                                                              ----------------
         (41)  Delinquency Rate Trigger Level for the Preceding Collection
               Period                                                                                     (41)           8.75%
                                                                                                              ----------------
         (42)  Preceding Collection Period Delinquency Rate Compliance                                    (42)      PASS
                                                                                                              ----------------

         ROLLING AVERAGE NET LOSS RATE

         (43)  Net Loss Rate in Preceding Collection Period                        (43)           0.72%
                                                                                       ----------------
         (44)  Net Loss Rate in Second Preceding Collection Period                 (44)           0.63%
                                                                                       ----------------
         (45)  Net Loss Rate in Third Preceding Collection Period                  (45)           0.47%
                                                                                       ----------------

         (46)  Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                       (46)           0.61%
                                                                                                              ----------------

         (47)  Rolling Average Net Loss Rate Trigger Level for the Preceding
               Collection Period                                                                          (47)          14.00%
                                                                                                              ----------------
         (48)  Preceding Collection Period Rolling Average Net Loss Rate
               Compliance                                                                                 (48)      PASS
                                                                                                              ----------------
         AVERAGE MONTHLY EXTENSION RATE

         (49)  Principal Balance of Receivables extended during preceding
               Collection Period                                                   (49)           1.78%
                                                                                       ----------------
         (50)  Principal Balance of Receivables extended during the Second
               Preceding Collection Period                                         (50)           1.61%
                                                                                       ----------------
         (51)  Principal Balance of Receivables extended during the Third
               Preceding Collection Period                                         (51)           1.33%
                                                                                       ----------------

         (52)  Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                      (52)           1.57%
                                                                                                              ----------------

         (53)  Average Monthly Extension Rate Compliance
               (Extension Rate Maximum = 4%)                                                              (53)      PASS
                                                                                                              ----------------




For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com





By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms
Title:   Sr. VP & Chief Financial Officer
Date:    4-Aug-2003

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